Exhibit 10.6

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated as of August 20, 2004, among PanAmSat Corporation, a Delaware corporation (the “Company”) and each of the stockholders of the Company whose name appears on the signature pages hereof (individually an “Investor Stockholder” and collectively, the “Investor Stockholders”).

RECITALS

WHEREAS, the Company has entered into that certain Transaction Agreement, dated as of April 20, 2004 (the “Transaction Agreement”), by and among Constellation, LLC, a Delaware limited liability company (“Constellation”), the Company, The DIRECTV Group, Inc., a Delaware corporation (“Parent”), and PAS Merger Sub, Inc., a Delaware corporation (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company and following such merger, the Company will repurchase from Parent a number of shares of Common Stock (as defined below), of the Company, owned by Parent, and Constellation or its assignees will acquire from Parent all of the outstanding shares of Common Stock held by Parent following the repurchase;

WHEREAS, on May 17, 2004, Constellation entered into letter agreements (each, a “Commitment Letter”) with Carlyle PanAmSat I, L.L.C., and Carlyle PanAmSat II, L.L.C. (together, “Carlyle”), on the one hand, and with PEP PAS, LLC and PEOP PAS, LLC (together, “Providence”), on the other hand, pursuant to which Constellation assigned to each of Carlyle and Providence the right under the Transaction Agreement to purchase from Parent $149,520,733.93 million, for a total of $299,041,467.86 million, of the shares of Common Stock, at the same price per share to be paid by Constellation at the Stock Purchase Closing (as defined in the Transaction Agreement);

WHEREAS, the Company desires to provide to the Investor Stockholders and to each other Holder (as defined below) rights to registration under the Securities Act (as defined below) of Registrable Securities (as defined below), on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises hereinafter set forth, the parties hereto agree as follows:

AGREEMENT

1.     Definitions.  As used in this Agreement, the following capitalized terms shall have the following respective meanings:

“Common Stock”:  The shares of common stock, par value $.01 per share, of the Company and any stock into which such Common Stock may thereafter be converted or exchanged.

“Demand Party”:  (a) An Investor Stockholder or (b) any other Holder or Holders, including, without limitation, any Person that may become an assignee of an Investor

Stockholder’s rights hereunder; provided that to be a Demand Party under this clause (b), a Holder or Holders must either individually or in aggregate with all other Holders with whom it is acting together to demand registration own at least 1% of the total number of Registrable Securities; and provided further, no transferee of an Investor Stockholder or of any transferee shall be deemed a Demand Party unless the right to make such a request was transferred in writing to such transferee by an Investor Stockholder, a copy of which written agreement shall be provided to the Company and each other Investor Stockholder.

“Exchange Act”:  The Securities Exchange Act of 1934, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

“Holder”:  Each of the Investor Stockholders and any other holder of Registrable Securities (including any direct or indirect transferee of an Investor Stockholder who has acquired Registrable Securities from an Investor Stockholder not in violation of the Stockholders Agreement and agrees in writing to be bound by the provisions of this Agreement).

“IPO”: means the initial public offering of Common Stock pursuant to an effective registration statement under the Securities Act.

“IPO Date”: means the first date of the issuance of Common Stock in an IPO.

“Person”:  Any individual, partnership, joint venture, corporation, limited liability company, trust, unincorporated organization, government or any department or agency thereof or any other entity.

“Registrable Securities”:  Any Common Stock held at any time by the Investor Stockholders, and any Common Stock which may be issued or distributed in respect thereof by way of stock dividend or stock split or other distribution, recapitalization or reclassification.  Any particular Registrable Securities that are issued shall cease to be Registrable Securities when (i) a registration statement with respect to the sale by the Holder of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, or (iii) such securities shall have ceased to be outstanding.

“Registration Expenses”:  Any and all expenses incident to performance of or compliance with this Agreement, including, without limitation, (i) all SEC and stock exchange or National Association of Securities Dealers, Inc. (the “NASD”) registration and filing fees (including, if applicable, the fees and expenses of any “qualified independent underwriter,” as such term is defined in NASD conduct rule 2720, and of its counsel), (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange pursuant to clause (viii) of Section 4 and all rating agency fees, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or “cold comfort” letters required by or incident to such performance and compliance, (vi) the reasonable fees and disbursements of counsel selected pursuant to Section 7 hereof by the Holders of the Registrable Securities being registered to represent such Holders in connection with each such registration, (vii) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any, and (viii) other reasonable out-of-pocket expenses of Holders (provided that such expenses shall not include expenses of counsel other than those provided for in clause (vi) above).

“Securities Act”:  The Securities Act of 1933, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

“SEC”:  The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

“Stockholders Agreement”: The Stockholders Agreement, dated as of the date hereof, among the Company, Constellation, Providence and Carlyle.

2.     Incidental Registrations.  (a)  Right to Include Registrable Securities.  If the Company at any time after IPO Date proposes to register its Common Stock under the Securities Act (other than a registration filed by the Company in connection with the IPO or a registration statement on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes), whether or not for sale for its own account (but excluding in a registration under Section 3 hereof), in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will, at each such time, give prompt written notice to all Holders of Registrable Securities of its intention to do so and of such Holders’ rights under this Section 2.  Upon the written request of any such Holder made within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent requisite to permit the disposition of the Registrable Securities so to be registered; provided that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) if such registration involves an underwritten offering, all Holders of Registrable Securities requesting to be included in the Company’s registration must sell their

Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings.  If a registration requested pursuant to this Section 2(a) involves an underwritten public offering, any Holder of Registrable Securities requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration.

(b)   Expenses.  The Company will pay all Registration Expenses in connection with each registration of Registrable Securities pursuant to this Section 2.

(c)   Priority in Incidental Registrations.  If a registration pursuant to this Section 2 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, so as to be likely to have an adverse effect on the price, timing or distribution of the securities offered in such offering as contemplated by the Company (other than the Registrable Securities), then the Company will include in such registration (i) first, 100% of the securities the Company proposes to sell and (ii) second, to the extent of the number of Registrable Securities requested to be included in such registration pursuant to this Section 2 which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, the number of Registrable Securities which the Holders have requested to be included in such registration, such amount to be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder (provided that any shares thereby allocated to any such Holder that exceed such Holder’s request will be reallocated among the remaining requesting Holders in like manner).

3.     Registration on Request.  (a)  Request by the Demand Party.  At any time, after the IPO Date, upon the written request of the Demand Party requesting that the Company effect the registration under the Securities Act of all or part of such Demand Party’s Registrable Securities and specifying the amount and intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all other Holders of such Registrable Securities, and thereupon will, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of:

(i)            such Registrable Securities which the Company has been so requested to register by the Demand Party; and

(ii)           all other Registrable Securities of the same class or series as are to be registered at the request of a Demand Party and which the Company has been requested to register by any other Holder thereof by written request given to the Company within 15 days after the giving of such written notice by the Company (which request shall specify the amount and intended method of disposition of such Registrable Securities), all to the extent necessary to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities so to be registered; provided that, unless

Holders of a majority of the shares of Registrable Securities held by Holders consent thereto in writing, the Company shall not be obligated to file a registration statement relating to any registration request under this Section 3(a) within a period of 180 days after the effective date of any other registration statement relating to any registration request under this Section 3(a) or relating to any registration effected under Section 2.

(b)   Registration Statement Form.  If any registration requested pursuant to this Section 3 which is proposed by the Company to be effected by the filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten public offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.

(c)   Expenses.  The Company will pay all Registration Expenses in connection with registrations of each class or series of Registrable Securities pursuant to this Section 3.

(d)   Effective Registration Statement.  A registration requested pursuant to this Section 3 will not be deemed to have been effected unless it has become effective and remains effective for the period provided in Section 4(ii); provided that if, within 180 days after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected.

(e)   Selection of Underwriters.  If a requested registration pursuant to this Section 3 involves an underwritten offering, the Holders of a majority of the shares of Registrable Securities which are held by Holders and which the Company has been requested to register shall have the right to select the investment banker or bankers and managers to administer the offering; provided, however, that such investment banker or bankers and managers shall be reasonably satisfactory to the Company.

(f)    Priority in Requested Registrations.  If a requested registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, the Company will include in such registration only the Registrable Securities of the Holders requested to be included in such registration.  In the event that the number of Registrable Securities of the Holders requested to be included in such registration exceeds the number which, in the opinion of such managing underwriter, can be sold, the number of such Registrable Securities to be included in such registration shall be allocated pro rata among all such requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder (provided that any shares thereby allocated to any such Holder that exceed such Holder’s request shall be reallocated among the remaining requesting Holders in like manner).  In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, the Company may include in such registration the securities the Company proposes to sell up to the number of securities that, in the opinion of the underwriter, can be sold.

(g)   Limitation on Registration on Request.  Notwithstanding anything in this Section 3 to the contrary, the Company shall not be obligated to take any action to effect any registration pursuant to this Section 3 if the Company has previously effected a number of registrations upon the request of an Investor Stockholder pursuant to this Section 3 equaling or exceeding, in accordance with Section 3(d) above, (i) eight (8) registrations in the aggregate, in the case of Constellation and its transferees, (ii) four (4) registrations in the aggregate, in the case of Providence and its transferees, and (iii) four (4) registrations in the aggregate, in the case of Carlyle and its transferees.  Holders (other than the Investor Stockholders) will not be entitled to request any registrations pursuant to this Section 3 other than pursuant to a written agreement with an Investor Stockholder as described in the definition of a Demand Party in Section 1.

(h)   Additional Rights.  If the Company at any time grants to any other holders of Common Stock any rights to request the Company to effect the registration under the Securities Act of any such shares of Common Stock on terms more favorable to such holders than the terms set forth in this Section 3, the terms of this Section 3 shall be deemed amended or supplemented to the extent necessary to provide the Holders such more favorable rights and benefits.

(i)    Postponements in Requested Registrations.  (i) If the Company shall at any time furnish to the Holders a certificate signed by its chairman of the board, chief executive officer, president or any other of its authorized officers stating that the filing of a registration statement would require the disclosure of material information the disclosure of which would, in the good faith judgment of the Board of Directors of the Company, have a material adverse effect on the business, operations or prospects of the Company, the Company may postpone the filing (but not the preparation) of a registration statement required by this Section 3 for up to 45 days and (ii) if the Board of Directors of the Company determines in its good faith judgment, that the registration and offering otherwise required by this Section 3 would have an adverse effect on a then contemplated public offering of the Company’s Common Stock, the Company may postpone the filing (but not the preparation) of a registration statement required by this Section 3, during the period starting with the 30th day immediately preceding the date of the anticipated filing of, and ending on a date 90 days (or such shorter period as the managing underwriter may permit) following the effective date of, the registration statement relating to such other public offering; provided that the Company shall at all times in good faith use its best efforts to cause any registration statement required by this Section 3 to be filed as soon as possible and; provided, further, that the Company shall not be permitted to postpone registration pursuant to this Section 3(i) more than once in any 360-day period.  The Company shall promptly give the Holders requesting registration thereof pursuant to this Section 3 written notice of any postponement made in accordance with the preceding sentence.   If the Company gives the Holders such a notice, the Holders shall have the right, within 15 days after receipt thereof, to withdraw their request in which case, such request will not be counted for purposes of  Section 3(g).

4.     Registration Procedures.  If and whenever the Company is required to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will, as expeditiously as possible:

(i)            prepare and, in any event within 90 days after the end of the period within which a request for registration may be given to the Company pursuant to Section 2 or 3, file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, provided, however, that the Company may discontinue any registration of its securities which is being effected pursuant to Section 2 at any time prior to the effective date of the registration statement relating thereto;

(ii)           prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of 180 days and to comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC thereunder with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish to counsel selected pursuant to Section 7 hereof by the Holders of the Registrable Securities covered by such registration statement to represent such Holders, copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

(iii)          furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits filed therewith, including any documents incorporated by reference), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

(iv)          use its best efforts to register or qualify such Registrable Securities covered by such registration under such other securities or blue sky laws in such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (iv), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

(v)           use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

(vi)          notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in clause (ii) of this Section 4, of the Company’s becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(vii)         use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

(viii)        (A) use its best efforts to list such Registrable Securities on any securities exchange on which the Common Stock is then listed if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange; and (B) use its best efforts to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(ix)           enter into such customary agreements (including an underwriting agreement in customary form), which may include indemnification provisions in favor of underwriters and other persons in addition to, or in substitution for the provisions of Section 5 hereof, and take such other actions as sellers of a majority of shares of such Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(x)            obtain a “cold comfort” letter or letters from the Company’s independent public accounts in customary form and covering matters of the type customarily covered by “cold comfort” letters as the seller or sellers of a majority of shares of such Registrable Securities shall reasonably request;

(xi)           make available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the

Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(xii)          notify counsel (selected pursuant to Section 7 hereof) for the Holders of Registrable Securities included in such registration statement and the managing underwriter or agent, immediately, and confirm the notice in writing (A) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment prospectus shall have been filed, (B) of the receipt of any comments from the SEC, (C) of any request of the SEC to amend the registration statement or amend or supplement the prospectus or for additional information, and (D) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

(xiii)         make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

(xiv)        if requested by the managing underwriter or agent or any Holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such Holder reasonably requests to be included therein, including, without limitation, with respect to the number of Registrable Securities being sold by such Holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

(xv)         cooperate with the Holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or such Holders may request;

(xvi)        obtain for delivery to the Holders of Registrable Securities being registered and to the underwriter or agent an opinion or opinions from counsel for the Company in customary form and in form, substance and scope reasonably satisfactory to such Holders, underwriters or agents and their counsel;

(xvii)       cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD; and

(xviii)      cause management of the Company to participate in investor “road shows” and other investor efforts or meetings.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such seller and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (vi) of this Section 4, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by clause (vi) of this Section 4, and, if so directed by the Company, such Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.  In the event the Company shall give any such notice, the period mentioned in clause (ii) of this Section 4 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (vi) of this Section 4 and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by clause (vi) of this Section 4.

5.     Indemnification.  (a)  Indemnification by the Company.  In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 2 or 3, the Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, the seller of any Registrable Securities covered by such registration statement, each affiliate of such seller and their respective directors and officers, members or general and limited partners (including any director, officer, affiliate, employee, agent and controlling Person of any of the foregoing), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act (collectively, the “Indemnified Parties”), against any and all losses, claims, damages or liabilities, joint or several, and expenses (including reasonable attorney’s fees and reasonable expenses of investigation) to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending against any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof; and provided, further, that the Company will not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement in this Section 5(a) with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the fact that such underwriter sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company has previously furnished copies thereof to such underwriter.  For purposes of the last proviso to the immediately preceding sentence, the term “prospectus” shall not be deemed to include the documents, if any, incorporated therein by reference, and no Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any preliminary prospectus or the final prospectus to any person other than a person to whom such underwriter had delivered such incorporated document or documents in response to a written request therefor.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any Indemnified Party and shall survive the transfer of such securities by such seller.

(b)   Indemnification by the Seller.  The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 4 herein, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities or any underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5(a)) the Company and all other prospective sellers with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or underwriter specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective sellers, or any of their respective affiliates, directors, officers or controlling Persons and shall survive the transfer of such securities by such seller.  In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)   Notices of Claims, Etc.  Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 5, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of the Indemnified Party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.  In case any such action is brought against an Indemnified Party, unless in such Indemnified Party’s reasonable judgment a conflict of interest between such Indemnified Party and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation.  No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d)   Contribution.  If the indemnification provided for in this Section 5 from the indemnifying party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and such Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and such Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or Indemnified Parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.  The amount paid or payable by a party under this Section 5(d) as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)   Other Indemnification.  Indemnification similar to that specified in the preceding provisions of this Section 5 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

(f)    Non-Exclusivity.  The obligations of the parties under this Section 5 shall be in addition to any liability which any party may otherwise have to any other party.

6.     Rule 144.  The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Demand Party, make publicly available such information), and it will take such further action as any Holder of Registrable Securities (or, if the Company is not required to file reports as provided above, any Demand Party) may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC.  Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.  Notwithstanding anything contained in this Section 6, the Company may deregister under Section 12 of the Exchange Act if it then is permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

7.     Selection of Counsel.  In connection with any registration of Registrable Securities pursuant to Section 2 or 3 hereof, the Holders of a majority of the Registrable Securities covered by any such registration may select one counsel to represent all Holders of Registrable Securities covered by such registration; provided, however, that in the event that the counsel selected as provided above is also acting as counsel to the Company in connection with such registration, the remaining Holders shall be entitled to select one additional counsel to represent all such remaining Holders.

8.     Miscellaneous.

(a)   Holdback Agreement.  If any registration shall be in connection with an underwritten public offering (including the IPO), each Holder of Registrable Securities agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any equity securities of the Company, or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering), within seven days before, or such period not to exceed 90 days (or 180 days in the case of an IPO) as the underwriting agreement may require (or such lesser period as the managing underwriters may permit) after, the effective date of such registration, and the Company hereby also so agrees and agrees to cause each other holder of any equity security, or of any security convertible into or exchangeable or exercisable for any equity security, of the Company purchased from the Company (at any time other than in a public offering) to so agree.

(b)   Amendments and Waivers.  This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of all the Investor Stockholders and each other Holder of Registrable Securities to whom an Investor Stockholder transfers Registrable Securities so long as such other Holder owns at least 10% of the total outstanding shares of Common Stock.  Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 8(b), whether or not such Registrable Securities shall have been marked to indicate such consent.

(c)   Successors, Assigns and Transferees.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.  In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent Holder of any Registrable Securities, subject to the provisions contained herein.  Without limitation to the foregoing, in the event that an Investor Stockholder or any of its successors or assigns or any other subsequent Holder of any Registrable Securities distributes or otherwise transfers any shares of the Registrable Securities to any of its present or future shareholders, members, or general or limited partners, the Company hereby acknowledges that the registration rights granted pursuant to this Agreement shall be transferred to such shareholders, members or general or limited partners on a pro rata basis, and that at or after the time of any such distribution or transfer, any such shareholder, member, general or limited partner or group of shareholders, members or general or limited partners may designate a Person to act on its behalf in delivering any notices or making any requests hereunder.

(d)   Notices.  All notices and other communications provided for hereunder shall be in writing and shall be sent by first class mail, telex, telecopier or hand delivery:

If to the Company:	PanAmSat Corporation 20 Westport Road Wilton, Connecticut 06897
	Attention: Telecopy:	James W. Cuminale 203-912-5647
With a copy to: (which shall not constitute notice)	Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017
	Attention: Facsimile:	Gary I. Horowitz Marni J. Lerner (212) 455-2502

If to Constellation:	Constellation, LLC c/o Kohlberg Kravis & Roberts & Co., L.P. 9 West 57th Street New York, New York 10019
	Attention: Telecopy:	Alexander Navab (212) 750-0003
With copies to: (which shall not constitute notice)	Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017
	Attention: Telecopy:	Gary I. Horowitz Marni J. Lerner (212) 455-2502
If to Carlyle:	Carlyle PanAmSat I, L.L.C. Carlyle PanAmSat II, L.L.C. 1001 Pennsylvania Avenue, N.W. Suite 220 South Washington, D.C. 20004
	Attention: Telecopy:	Bruce E. Rosenblum
With a copy to: (which shall not constitute notice)	Latham & Watkins LLP 555 Eleventh Street, NW Suite 1000 Washington, D.C. 20004-1304
	Attention: Telecopy:	Daniel T. Lennon (202) 637-2201
If to Providence:	PEP PAS, LLC PEOP PAS, LLC 50 Kennedy Plaza 18th Floor Providence, RI 02903
	Attention: Telecopy:	Paul Salem (401) 751-1709
With a copy to: (which shall not constitute notice)	Latham & Watkins LLP 555 Eleventh Street, NW Suite 1000 Washington, D.C. 20004-1304
	Attention: Telecopy:	Daniel T. Lennon (202) 637-2201

If to any other holder of Registrable Securities, to the address of such other holder as shown in the stock record book of the Company, or to such other address as any of the above shall have designated in writing to all of the other above.

All such notices and communications shall be deemed to have been given or made (A) when delivered by hand, (B) five business days after being deposited in the mail, postage prepaid or (C) when telecopied, receipt acknowledged.

(e)   Descriptive Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

(f)    Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(g)   Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  This Agreement may be executed by facsimile signature(s).

(h)   Governing Law; Submission to Jurisdiction.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.  The parties to this Agreement hereby agree to submit to the jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof in any action or proceeding arising out of or relating to this Agreement.

(i)    Specific Performance.  Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

(j)    Further Assurances.  At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

(k)   Termination.  The provisions of this Agreement (other than Section 5) shall terminate at such time as there shall be no Registrable Securities outstanding.  Nothing herein shall relieve any party from any liability for the breach of any of the agreements set forth in this Agreement.

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be duly executed on its behalf as of the date first written above.

PANAMSAT CORPORATION

By:	/s/ James W. Cuminale
	Name:	James W. Cuminale
	Title:	Executive Vice President & General Counsel

CONSTELLATION, LLC

By:	/s/ Alexander Navab
	Name:	Alexander Navab
	Title:	President

CARLYLE PANAMSAT I, LLC

By:	/s/ Bruce Rosenblum
	Name:	Bruce Rosenblum
	Title:	Managing Director

CARLYLE PANAMSAT II, LLC

By:	/s/ Bruce Rosenblum
	Name:	Bruce Rosenblum
	Title:	Managing Director

PEP PAS, LLC

By:	/s/ Paul Salem
	Name:	Paul Salem
Title:

PEOP PAS, LLC

By:	/s/ Paul Salem
	Name:	Paul Salem
Title: